AAM Sawgrass U.S. Large Cap Quality Growth ETF
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 99.3%	Shares	Value
Communication Services - 9.7%
Alphabet, Inc. - Class A	322	$108,836
Comcast Corp. - Class A	832	24,752
Meta Platforms, Inc. - Class A	113	80,964
		214,552

Consumer Discretionary - 8.9%
Amazon.com, Inc. (a)	426	101,942
AutoZone, Inc. (a)	17	62,973
McDonald's Corp.	102	32,130
		197,045

Consumer Staples - 3.7%
Keurig Dr Pepper, Inc.	1,891	51,889
Procter & Gamble Co.	196	29,747
		81,636

Financials - 10.3%
Brown & Brown, Inc.	311	22,423
Cboe Global Markets, Inc.	192	50,891
CME Group, Inc.	210	60,703
Mastercard, Inc. - Class A	90	48,491
S&P Global, Inc.	35	18,473
Visa, Inc. - Class A	82	26,390
		227,371

Health Care - 13.9%
Danaher Corp.	122	26,705
Eli Lilly & Co.	74	76,749
Exelixis, Inc. (a)	1,454	60,137
Incyte Corp. (a)	567	56,740
United Therapeutics Corp. (a)(b)	114	53,522
Zoetis, Inc.	282	35,199
		309,052

Industrials - 8.9%
AMETEK, Inc.	181	40,541
Copart, Inc. (a)	742	30,110
Equifax, Inc. (b)	174	35,044
HEICO Corp.	85	28,127
Union Pacific Corp.	162	38,086
Verisk Analytics, Inc.	117	25,443
		197,351

Information Technology - 43.9% (c)
Advanced Micro Devices, Inc. (a)	177	41,901
Amphenol Corp. - Class A (b)	248	35,732
Apple, Inc.	507	131,556
Applied Materials, Inc.	117	37,712
Arista Networks, Inc. (a)(b)	239	33,876
Autodesk, Inc. (a)	139	35,149
Broadcom, Inc.	217	71,892
Cadence Design Systems, Inc. (a)	116	34,378
Cisco Systems, Inc.	295	23,104
Fortinet, Inc. (a)	581	47,212
KLA Corp.	28	39,982
Microsoft Corp.	381	163,941
NVIDIA Corp.	711	135,893
QUALCOMM, Inc. (b)	238	36,078
Roper Technologies, Inc.	81	30,070
VeriSign, Inc.	191	46,648
Workday, Inc. - Class A (a)	167	29,330
		974,454
TOTAL COMMON STOCKS (Cost $2,004,401)		2,201,461

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 8.6%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (d)	191,460	191,460
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $191,460)		191,460

MONEY MARKET FUNDS - 0.7%	Shares	Value
Invesco Government & Agency Portfolio - Institutional Class, 3.61% (d)	15,660	15,660
TOTAL MONEY MARKET FUNDS (Cost $15,660)		15,660

TOTAL INVESTMENTS - 108.6% (Cost $2,211,521)		2,408,581
Liabilities in Excess of Other Assets - (8.6)%		(191,644)
TOTAL NET ASSETS - 100.0%		$2,216,937

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $184,229.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

AAM Sawgrass U.S. Large Cap Quality Growth ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,201,461	$–	$–	$2,201,461
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	191,460
Money Market Funds	15,660	–	–	15,660
Total Investments	$2,217,121	$–	$–	$2,408,581

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $191,460 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.